FRANCHISE REVENUE	12 Months Ended
Dec. 31, 2010
FRANCHISE REVENUE
FRANCHISE REVENUE

NOTE 21. FRANCHISE REVENUE

          The Company's Franchise segment generates revenues through product sales to franchisees, royalties, franchise fees and interest income on the financing of the franchise locations. The Company enters into franchise agreements with initial terms of ten years. The Company charges franchisees three types of flat franchise fees associated with stores: initial, transfer and renewal. The initial franchise fee is payable prior to the franchise store opening as consideration for the initial franchise rights and services performed by the Company. Transfer fees are paid as consideration for the same rights and services as the initial fee and occur when a former franchisee transfers ownership of the franchise location to a new franchisee. This is typically a reduced fee compared to the initial franchise fee. The renewal franchise fee is charged to existing franchisees upon renewal of the franchise contract. This fee is similar to, but typically less than, the initial fee.

          Once the franchise store is opened, transferred or renewed, the Company has no further obligations under these fees to the franchisee. Therefore, all initial, transfer and renewal franchise fee revenue is recognized in the period in which a franchise store is opened, transferred or date the contract period is renewed. The Company recognized initial franchise fees of $2.8 million, $2.4 million and $3.3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

          The following is a summary of the Company's franchise revenue by type:

	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
	(in thousands)
Product sales	$241,932	$217,920	$209,662
Royalties	38,722	35,561	35,147
Franchise fees	5,646	4,570	5,676
Other	7,249	6,117	7,535

Total franchise revenue	$293,549	$264,168	$258,020